UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                                  Filing by:

                             GARAN, INCORPORATED
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               (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________

5)   Total fee paid:

________________________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                              GARAN, INCORPORATED
                               350 FIFTH AVENUE
                              NEW YORK, NY 10118




                                                  August 16, 2002


Dear Fellow Shareholder:

We have previously sent to you proxy materials for the special meeting of shareholders of Garan, Incorporated to be held on September 4, 2002. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT SO THAT THE ACQUISITION OF GARAN BY BERKSHIRE HATHAWAY INC. CAN OCCUR.

Since approval of the merger agreement requires the affirmative vote of the holders of more than two-thirds of all outstanding shares, YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. Whether or not you have already done so, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

Very truly yours,

/s/ Seymour Lichtenstein

Seymour Lichtenstein
Chairman and Chief Executive Officer


           IF YOU HAVE ANY QUESTIONS, OR NEED ASSISTANCE IN VOTING
                YOUR SHARES, PLEASE CALL OUR PROXY SOLICITOR,

                          INNISFREE M&A INCORPORATED
                        TOLL-FREE, at 1-888-750-5834.

                               IMPORTANT NOTE:
         Remember, if you hold your shares through a bank or broker, you may be able to vote by telephone, or via the Internet.
           Please call Innisfree at 1-888-750-5834 for assistance.

                                     PROXY

                              GARAN, INCORPORATED

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF GARAN, INCORPORATED FOR THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 4, 2002

     The undersigned, hereby revoking any contrary proxy previously given, hereby appoints Seymour Lichtenstein and Marvin S. Robinson, and each of them, attorneys and proxies, with full power of substitution and revocation, to vote all of the shares of the undersigned in Garan, Incorporated (the "Company") entitled to vote at the special meeting of shareholders of the Company on September 4, 2002, and at any adjournment thereof, as indicated on the reverse side. Except as otherwise indicated on the reverse side, the undersigned authorizes the proxies appointed hereby to vote all shares of stock of the Company standing in the name of the undersigned shareholder.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 WITH THE DISCRETIONARY AUTHORITY DESCRIBED ABOVE.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE


SEE REVERSE                                                    SEE REVERSE
SIDE                                                           SIDE

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                 APPROVAL OF THE AGREEMENT AND PLAN OF MERGER

/X/  Please mark your vote as in this example.

1. Proposal to approve the Agreement and Plan of Merger, dated as of July 2, 2002, by and among Berkshire Hathaway Inc., BG Merger Sub Inc. and Garan, Incorporated, as the merger agreement may be amended from time to time.


FOR  /_/     AGAINST /_/    ABSTAIN /_/

The Board of Directors recommends a vote "FOR" the proposal.

MARK HERE FOR ADDRESS CHANGE AND NOTE TO LEFT /_/

Please return your signed proxy at once in the enclosed envelope, which requires no postage if mailed in the United States, even though you expect to attend the meeting in person.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated August 5, 2002.

Please date and sign below. If a joint account, each owner should sign. When signing in a representative capacity, please give title. Please sign here exactly as name is printed hereon.

__________________________________                _____________
(signature)                                       (date)

__________________________________
(counter-signature)